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             AMENDMENT TO RESTATED AGREEMENT AND PLAN OF MERGER


     THIS AMENDMENT TO RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of February 8, 1995, is among Storage Technology Corporation, a Delaware corporation (the "Parent"), StorageTek Eagle Corporation, a Delaware corporation (the "Subsidiary"), and Network Systems Corporation, a Delaware corporation (the "Company").

     A. The Parent, the Subsidiary and the Company have entered into an Agreement and Plan of Merger, dated as of August 8, 1994, as amended on August 25, 1994 and September 9, 1994 and as restated on November 15, 1994 (the "Agreement").

     B. Section 8.01(a) of the Agreement provides that either the Parent or the Company may terminate the Agreement after February 28, 1995 if the Closing (as defined in the Agreement) has not then occurred for any reason other than a breach of the Agreement by the terminating party.

     C. The Parent, the Subsidiary and the Company desire to amend Section 8.01(a) to allow additional time for the Closing.

     Accordingly, the Parent, the Subsidiary and the Company agree as follows:

     1. Amendment of Section 8.01(a). Section 8.01(a) is amended by replacing "February 28, 1995" with "March 17, 1995".

     2. No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provision of the Agreement by any party hereto.

     3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     The Parent, the Subsidiary and the Company have caused this Amendment to be duly executed on their behalf by their respective duly authorized representatives as of the date first above written.

STORAGE TECHNOLOGY CORPORATION

By: /s/  Ryal Poppa
   -------------------------------------------
Its:  Chairman, CEO and President
   -------------------------------------------


NETWORK SYSTEMS CORPORATION

By: /s/  Malcolm D. Reid
- -------------------------------------------

Its.  Vice President, General Counsel and Secretary
- -------------------------------------------


STORAGETEK EAGLE CORPORATION

By: /s/  W. Russell Wayman
- -------------------------------------------

Its:  Vice President and Secretary
- -------------------------------------------